Exhibit 99.1

Investor Presentation June 2023

This presentation (the “ Presentation ”) is provided for information purposes only and has been prepared to assist interested parties in making their own evaluatio n w ith respect to a potential business combination between SportsMap Tech Acquisition Corp. (“ SportsMap ”) and Infrared Cameras Holdings, Inc. (together with its direct and indirect subsidiaries, collectively, the “ Company ” or “ ICI ”), and related transactions (the “ Proposed Business Combination ”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent pe rmitted by law in no circumstances will SportsMap, ICI or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any di rec t, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise aris ing in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. Neither SportsMap nor I CI has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of ICI or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of ICI and of the relevance and adequacy of t he information and should make such other investigations as they deem necessary. Forward - Looking Statements This Presentation contains certain forward - looking statements within the meaning of the federal securities laws with respect to the proposed transaction between ICI and SportsMap, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by ICI and the markets in which it operates, and IC I’s projected future results. These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will, ” “ would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward - looking statements in this document, including but not limited to: ( i ) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Sp ort sMap’s securities, (ii) the risk that the transaction may not be completed by SportsMap’s business combination deadline and the pote nti al failure to obtain an extension of the business combination deadline if sought by SportsMap, (iii) the failure to satisfy the conditions to the consummation of the transaction, (iv) the lack of a third party valuation in determining whe the r or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of th e t ransaction on ICI’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of ICI and potential difficulties in ICI employee retention as a result of the proposed tr ans action, (viii) the outcome of any legal proceedings that may be instituted against ICI or against SportsMap related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of SportsMap’s secu rit ies on NASDAQ, (x) volatility in the price of SportsMap’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which ICI plans to operate, variations in performance across competitors, cha nges in laws and regulations affecting ICI’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and ide ntify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive additive manufacturing industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SportsMap’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and other documents filed by SportsMap from time to time with the U.S. Securities and Excha nge Commission (the “SEC”), including its Proxy Statement on Schedule 14A initially filed with the SEC on May 10, 2023 (the “Proxy Statement”). These filings identify and address other important risks and uncertainties that could cause actual events and results to diff er materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - l ooking statements, and ICI and SportsMap assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. Neither ICI nor SportsMap gives any assurance that either ICI or SportsMap will achieve its expectations. Use of Projections This Presentation contains projected financial information with respect to ICI. Such projected financial information constitu tes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherent ly uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be ac hie ved. In particular, there can be no assurance that ICI’s historical returns from past acquisitions will be achieved on future acquisitions. Neither the independent auditors of SportsMap nor the independent registered public accounti ng firm of the Company audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and, accordingly, neither of them expressed an opinion or pr ovided any other form of assurance with respect thereto for the purpose of this Presentation. There are numerous factors related to the markets in general or the implementation of any operational strategy that cannot be fully acc oun ted for with respect to the projections herein. Any targets or estimates are therefore subject to a number of important risks, qualifications, limitations and exceptions that could materially and adversely affect SportsMap and the Comp any ’s performance. Moreover, actual events are difficult to project and often depend upon factors that are beyond the control of SportsMap and the Company and its affiliates. Disclaimer 2

Financial Information; Non - GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. According ly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Proxy Statement, and such differences may be material. In particular, all ICI projected financial information included he rei n is preliminary and subject to risks and uncertainties. Any variation between ICI’s actual results and the projected financial information included herein may be material. Some of the financial information and data contained in this relates to certain preliminary financial results of ICI for the thr ee or twelve months ended March 31, 2023, which are based on preliminary, unaudited date. ICI has not completed its financial closing procedures for the three months ended March 31, 2023 and actual results may be materially different fro m s uch estimates. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, has not been prepared in acc ordance with GAAP. SportsMap and ICI believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparin g I CI's financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures deter mined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and revenue that are required by GAAP to be recorded in ICI's financial statements. In addi tio n, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non - GAAP financial measures. In order to compensat e for these limitations, management presents historical non - GAAP financial measures in connection with GAAP results. You should review ICI's audited financial statements, which are included in the Proxy Statement. However, not all of the information necessary for a quantitative reconciliation of the forward - looking non - GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. Additional Information and Where to Find It This Presentation relates to a proposed transaction between ICI and SportsMap . This Presentation does not constitute an offer. In connection with the proposed transaction, SportsMap filed the Proxy Statement with the SEC on May 10, 2023. SportsMap will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors an d securityholders of SportsMap are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available becau se they will contain important information about the proposed transaction. Investors and securityholders may obtain free copies of the Proxy Statement and all other relevant documents filed or that wi ll be filed with the SEC by SportsMap through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by SportsMap may be obtained free of charge from SportsMap's addition, the documents filed by SportsMap may be obtained free of charge from SportsMap's website at www.sportsmaptech.com or by written request to SportsMap at 5353 West Alabama, Suite 415, Houston, Texas 77056. Participants in Solicitation SportsMap and ICI and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Spor ts Map’s stockholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by re adi ng the Proxy Statement regarding the proposed transaction. You may obtain a free copy of these documents as described in the preceding paragraph. Trademarks and Trade Names SportsMap and ICI own or have rights to various trademarks, service marks and trade names that they use in connection with th e o peration of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ tradema rks , service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with SportsMap or ICI, or an endorsement or sponsorship by or of SportsMap or the Company. Solely for convenienc e, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, ¯ or SM symbols, but such references are not intended to indicate, in anyway, that SportsMap or ICI will not assert, to the fullest e xt ent under applicable law, their rights or the rights of the applicable licensor to these trademarks, service marks and trade names. Disclaimer 3

Earnout Strong incentive structure facilitated by an earnout provision whereby 2.4 million additional shares will be released to ICI based on a share price performance target and 2024E revenue target Valuation Transaction implies a $149 million pro forma enterprise value Equates to 6.7x NTM (E) 3 revenue of $22.1 million Transaction Overview 4 Transaction Summary Capital Structure SportsMap Tech Acquisition Corp. (“SMAP”), a publicly listed special purpose acquisition corporation with approximately $17 million cash in trust, is expected to merge with Infrared Cameras Holdings, Inc. (“ICI”) Existing ICI shareholders will roll 100% of their equity Transaction is expected to be funded by a combination of SMAP cash in trust and newly issued SMAP shares Parties intend to raise proceeds from a PIPE or non - redemption agreements in conjunction with the business combination 1 Target transaction close expected in the second half of 2023 Post - transaction, ~$20 million cash on balance sheet to accelerate growth and strategic opportunities as well as enable significant optionality to enhance profitability Illustrative Pro Forma Ownership Notes: All post - closing ownership figures and cash figures assume no redemptions by SMAP's public stockholders; all post - closing ownership figures exclude ( i ) impact of any of SMAP's warrants, earnout or shares issued as stock - based compensation and (ii) any ICI options that convert to SMAP options at closing 1 No PIPE commitments or non - redemption agreements have been secured and there are no assurances that any financing will be rais ed or what the terms of that financing may be 2 Assumes that in lieu of cash payment, certain transaction fees and expenses are paid in shares of common stock of the new c omp any at close of the business combination 3 NTM (E) defined as 7/1/23 to 6/30/24 4.5% 22.3% 62.9% 10.3% Existing ICI shareholders SPAC shareholders Sponsor shares Fees & expenses 2

Gary Strahan CEO Peter Baird CFO Our Team 5 Jeff Guida CIO David Gow Chairman & CEO Steve Winch President

Executive Summary

What we do: Integrated Sensing as a Service 7 x ICI builds integrated thermal imaging and sensing platforms – including high - resolution thermal imaging along with visible, acoustic, and laser spectroscopy imagers and sensors supported by proprietary edge and cloud software x Sensing platforms are utilized by organizations to protect critical assets and optimize operations across a wide range of industries x We believe that our pioneering digital sensing technology platform positions us at the center of a global revolution in real - time, cloud - enabled SaaS sensing for industrial applications x Our cloud - connected continuous streaming thermal data and automated insights replaces costly, labor - intensive, intermittent manual thermal analysis, and cloud - connected thermal big data capture enables applied artificial intelligence x We estimate the global total addressable market (“TAM”) for thermal solutions in our target markets to be approximately $14 billion with significant upside when broader cloud - based deployments are implemented ICI is revolutionizing the Integrated Sensing as a Service market

Why The Sensing as a Service Opportunity Exists Now 8 90% price reduction over the last 20 years in the cost of infrared thermal components Sensor size decreases support proliferation of use cases SaaS cloud adaptation enabling complex solutions Introduction of Artificial intelligence & big data Reduction of complexity & connectivity of sensors to products GPS and GIS allow for accurate location & parameter specifications

ICI Snapshot 9 Revenue $6M 2019 $22M NTM (E) ~3.5x Enterprise Customers 2 75 2019 232 2022 ~3.1x Devices & Systems Sold 2020 - 2022 1 >9000 1 Defined as the approximate number of fixed - mount and handheld thermal camera systems sold between January 2020 and December 20 22 2 Defined as Fortune 1000 companies and equivalent government agencies and academic institutions with >$5,000 revenues; 2023 fig ure includes all customers served between 2020 and June 2023 Unified Platform for Intelligent Infrared Sensing Proprietary SaaS Cloud Leading Sensor Platform Smart IR Seamless Service Overlay

Investment Highlights 10 Full - stack SaaS & sensor solution Suited for complex & demanding environments where high accuracy is paramount Superior sensing thermal technology Creates actionable intelligence from always - on, high fidelity data stream & seamlessly marries devices & software >$14 billion TAM 1 U.S. potential market for existing software (>$5b) and hardware (>$9b) into existing industrial use cases World class management team Clarity of vision & track record to capitalize on market opportunity Large, diverse blue - chip customer base Existing relationships provide immediately addressable SaaS opportunity Exceptional unit economics Sustainably high gross margins & aggressive shift to SaaS ARR revenue model Consistent organic growth in core business Adoption continues to grow across ICI’s industrial focus areas 1 We define our total addressable market (“TAM”) as thermal infrared technology applications (devices & software) primarily i n t he oil & gas, distribution & logistics, manufacturing and utilities end markets in the U.S., where we currently engage and maintain customer relationships. We estimate the TAM in our targeted markets based on a c omb ination of the total number of estimated potential sites in a given market, our expectations regarding the scope of potential use cases for our thermal infrared technology solutions in those markets, our e sti mates of average selling prices for our products in those markets and the potential opportunity for software solutions to increase the utility of thermal infrared technology solutions. Using this methodology, we estimate that the global TAM in these markets will be approximately $14 billion in 2023.

Thermal Infrared Technology Explained 11 x Infrared radiation is electromagnetic radiation whose wavelength is longer than that of visible light (400 - 700 nm) x Every object gives off thermal radiation, which is energy that can be viewed with an infrared camera x Infrared thermography is the acquisition, storage and analysis of radiated energy using a thermal infrared imaging system Thermal Infrared Technology Overview Key Benefits ICI’s Area of Focus Areas with Great Value Creation Collection of large amounts of thermal data for analysis Continuous monitoring and alerting Will not deface or destroy the product Fast response within milliseconds Pattern observation and evaluation 06 05 04 03 02 Temperature calculations without contact 01

Our Technology 12 Early Fire Detection Pressure Vessel Monitoring Cloud Broad device portfolio paired with Edge + Cloud software creates transformational solutions Methane Leak Detection Belt System Monitoring Edge Software Platform

13 Redefining the Market Opportunity ICI is positioned to define and tap into multiple large and growing markets Distribution & Logistics x Conveyor system anomaly detection x Hot spot detection x Process automation x Predictive maintenance x Failure avoidance Oil & Gas Manufacturing Utilities x Gas/liquid leak detection x Tank - level and flare monitoring x Pipeline leak detection x Gas processing safety monitoring x Power panel monitoring x Production motor drives and vehicles x Early fire detection x Electrified transport battery monitoring x Arrestor, columns and termination monitoring x Transformer leak detection x Fault detection x Solar field and wind turbine inspection Conveyor System Monitoring Gas Leak Detection Utility T&D Monitoring Yield Improvement & Waste Reduction

ICI’s Technology Provides Competitive Differentiation and Delivers Tangible Customer Value 14 Clear, inherent advantages underpin superior solutions for customers Full - stack solution enables easy - to - use customer experience SaaS backbone enables rapid scaling and ability to target multiple end markets Proven performance easy to demonstrate competitive advantages relative to legacy players Technological superiority opens up new and less trafficked use cases

Business Overview

Archival & Retrieval ICI Smart IR Solution Smart IR Archival & Retrieval : Store infrared and visible videos and data streams on the cloud platform to enable long - term analyses, enhanced AI model training, and data retention compliance Updates : Ongoing cloud and edge software updates to enable ever - improving functionality , as well as camera device monitoring to ensure optimum performance Viewing Station : View live infrared & visible video+data feeds from ICI cameras through a web - based dashboard combining real - time alerts with thermal analytics Alerts & Alarms: Live Alert & Alarm notifications can be sent to teams or individuals via email, SMS, Slack, and other channels Integrations: Flexible integrations enable Alerts & Alarms to automatically generate system work orders or trigger facility responses in enterprise EAM, DCS, and SCADA systems Analytics : A comprehensive analytics and dashboard suite allows users to identify thermal insights to optimize maintenance and operations ICI Value Prop: Reduces costs and prevents business interruption through AI - software enabled multi - sensor predictive maintenance, production monitoring and general facility protection Viewing Station Alerts & Alarms Integrations Analytics Updates

17 ICI Smart IR Dashboard Home page provides geographic (GIS) overview of Sites, Devices, and Al erts Quick status overview of every Site in the Enterprise Easy access to most recent anomaly Alerts

18 ICI Smart IR Alerts Real - time Alerts panel to monitor & manage every insight, from detection to Work Order to resolution 18 • Forward Alerts via email • Update Alert status • Generate Work Order through EAM integration

19 ICI Smart IR Workstation Single pane - of - glass view of every camera, with real - time Alerts and comprehensive video and data archives • View Live and Recorded video streams for every camera • Access temperature data over time for every Region of Interest (ROI) across the Enterprise

ICI’s Smart IR drives early anomaly detection to prevent unscheduled downtime Set Alerts based on custom temperature thresholds for automatic monitoring Select multiple regions of interest (“ROIs”) using full polygon capability 1 2 Edge Cloud Receive automatic Alert notifications and drill down to temperature data trends Monitor every camera in the enterprise from a single dashboard Trigger Repairs / Work Orders & monitor anomaly remediation before failures occur 3 4 5 TURN - KEY SOLUTION DELIVERS RETURN ON INVESTMENT (ROI) OF >20X Global On - Line Retailer – Distribution Center Solution 20

Global On - Line Retailer – Distribution Center Solution 21 ICI’s Smart IR prevents unscheduled downtime 3 - Year Plan 2023 | Phase 1 $3.9M YE ARR 1 On - Line Retailer UK / EU 90 new sites (108 total) ~1000 Incremental Subscriptions 2024 | Phase 2 $13.3M YE ARR 1 On - Line Retailer EU / Japan / Australia 250 new sites (358 total) 2,500 Incremental Subscriptions 2025 | Phase 3 $27.1M YE ARR 1 On - Line Retailer NA / Global 350 new sites (708 total) +3,500 Incremental Subscriptions ICI’s cameras are used in Customer’s distribution centers to monitor conveyor belts, rollers, bearings, and motors to detect imm inent failures and avoid costly maintenance downtime. Before adding ICI’s technology, Customer used less frequent manual temperatur e checks. 1 Defined as Customer Year End Annual Recurring Revenue on 12/31 of each year Draft 3 - year Timeline Illustrative timeline for discussion

“Big 3 Automaker” Case Study|EV Early Fire Detection 22 H1 2024 | Phase 2 H2 2024 | Phase 3 2023 | Phase 1 2 - Year Plan $125K YE ARR 1 $275K YE ARR 1 $2.5M YE ARR 1 Battery Lab 1a Battery Lab 1b Rollout 1 Site 1 Site 11 Sites 36 Incremental Subscriptions 74 Incremental Subscriptions 1000+ Incremental Subscriptions Client 2024 Internal Goals x 11 total sites (50% install) x Average 100 subs / site at $2.5K / sub x Total $2.0M / year After additional dialogue with management, ICI uncovered 16 different applications that ICI solutions could help address # Project 1 Battery lab (phase 1) 2 Battery lab (phase 2) 3 Truck Plant (switch gear monitoring) 4 Data center (generators) 5 Data center (PCU gallery breakers) 6 Data center (chilled water pumps) 7 Battery lab (testing cells) 8 Battery lab (testing cells expansion) 9 RIC research projects (software for lab view) 10 RIC research projects (software for lab view) 11 Rotunda center (people counting) 12 Truck Plant (walkaround maintenance) 13 Truck Plant (walkaround maintenance) 14 Data center (walkaround maintenance) 15 Data center (walkaround maintenance) 16 Testing lab (shaker table) ICI’s cameras are used at Big 3 Automaker’s manufacturing plants to continuously monitor temperature levels of electric vehic le batteries to avoid potential fires. 1 Defined as Customer Year End Annual Recurring Revenue on 12/31 of each year Draft 2 - year Timeline Illustrative timeline for discussion

Smart IR Is Designed to Revolutionize Reliability Legacy Solutions ICI’s Thermal Sensing as a Service Devices only solution Full stack solution Human operator dependent (expensive, periodic and inconsistent) Fully automated (cost effective, continuous and consistent) Handheld device nodes with periodic inspections Connected network nodes with continuous data feed Build your own software Software enabled and customized with standard tools Manual analytics with results documented as written reports Automated AI - driven analytics and actionable insights Data silos = Missed warning signs Big data = Cloud insights across customer spectrum 23 Paper Based Reporting

Driving New Customer Expansion In Established Verticals 24 Selected ICI Customers Potential Adjacent Customers Distribution & Logistics Manufacturing Utilities Oil & Gas Global On - Line Retailer Big 3 U.S. Automaker Nationally Recognized Utilities Brand Multinational Energy Corporation

Financial Summary

Illustrative Per Unit Economics Support Commercial Strategy 26 Note: Represents 2022E unit economics for new customers; assumes 100% attachment rate from Devices to SaaS device sold a verage selling p rice a verage r evenue per device sold 1 $5,000 $5,000 a verage cost of device gross profit per device $3,000 $2,000 device sold annual SaaS revenue per camera ARR per device 1 $2,500 $2,500 average contract length (years) subscription TCV per device 5 $12,500 Total average gross profit per device SaaS 5 - year ARR per device LTV per device $ 2 ,000 $12,500 $14,500 SaaS Devices and benefit of SaaS attachment

Total Addressable Market in U.S. > $14bn 27 ▪ Implies potential ARR from SaaS sales of >$5bn per year ▪ Implies aggregate device - sale revenues of >$9bn Potential Fixed - Mount Systems by Vertical – U.S. U.S. only – thousands of systems Commentary Note: Assumes $6,000 ASP for fixed - mount hardware and $3,500 average subscription price per system per year. 1,545 257 295 550 443 Distribution Manufacturing Oil & Gas Utilities Total Potential Systems by Vertical - U.S. ('000)

Inventory / “Cash - Free COGS” 28 ▪ ICI has a large inventory balance of finished goods devices and components ▪ Allows for superior delivery times on competitive devices (2 - 3 days vs. 4 - 6 weeks for competitors) ▪ Provides significant flexibility on device pricing and bundling with SaaS (without impact on future cash flows) ▪ Potentially very helpful in generating SaaS sales traction with new customer ▪ Also provides asset underpin to valuation $33.1 $9.6 $2.0 $11.6 Inventory Supplier Deposits Total Potential "Cash-Free COGS" Revenues ICI Inventory and Supplier Deposits USD in millions; audited as of December 31, 2022 Commentary Note: Assumes 65% GAAP gross margin on sale of existing inventory and supplier deposits 1 Represents supplier deposits held in cash with major component suppliers 1

Financial Outlook 29 Gross Margin 47% 53% 64% 62% 4 66% Notes: Amounts reflected for historical periods were subject to audits performed under AICPA standards and do not conform to Reg ulation S - X; amounts to be included in the proxy statement relating to the transaction may differ as a result of audit to PCAOB standards; Adjusted EBITDA is shown on a secondary axis 1 Reflects ICI estimates for sales of products that were deployed primarily for detection of elevated body temperature in hum ans for protection of public health at the onset and height of the COVID - 19 pandemic 2 Adjusted EBITDA for 2020 and 2021 also favorably impacted by sales of products for biorisk applications 3 See page 23 for a summary of key assumptions underlying ICI’s 2023E forecasts 4 2022 and 2023E Gross Margin figures adjusted for inventory changes 5 NTM (E) defined as 7/1/23 to 6/30/24 3 Estimated revenue for non - biorisk applications 1 Estimated revenue for biorisk applications 1 USD in millions Adjusted EBITDA 2 $5.6 $7.5 $5.8 $7.3 $22.1 $75.7 $23.0 $1.0 $35.3 $4.8 - $7.1 $2.0 -30 -20 -10 0 10 20 30 40 50 60 70 0 10 20 30 40 50 60 70 80 90 Manufacturing 2020 2021 2022 NTM (E)

Transaction Overview

Pro forma capitalization Shares outstanding 15.9 Price per share $10.00 Equity value $159.0 ( - ) Cash to balance sheet $19.9 (+) Debt 1 $10.0 Enterprise value $149.0 Pro forma ownership Existing ICI shareholders 10.0 Sponsor shares 3.6 SPAC shareholders 1.6 Fees & expenses 2 0.7 Total shares 15.9 Proposed Transaction Summary 31 Sources ICI equity rollover $100.0 Cash remaining in trust $17.2 Convertible notes PIPE 1 $10.0 Total sources $127.2 in millions, except per share values Uses ICI equity rollover $100.0 Cash to balance sheet $19.9 Estimated cash fees & expenses $7.2 Total uses $127.2 4.5% 22.3% 10.3% 62.9% SPAC Shareholders Existing ICI shareholders Sponsor shares Fees & expenses 2 Notes: All post - closing ownership figures and cash figures assume no redemptions by SMAP's public stockholders; all post - closing ownership figures exclude ( i ) impact of any of SMAP's warrants, earnout or shares issued as stock - based compensation and (ii) any ICI options that convert to SMAP options at closing 1 Assumes the successful completion of a PIPE financing, in the amount of $10M in the form of a private placement of converti ble notes, prior to consummation of the business combination; no PIPE commitments have been secured and there are no assurances that any financing will be secured, or what the terms of that finan cin g may be 2 Assumes that in lieu of cash payment, certain transaction fees and expenses are paid in shares of common stock of the new c omp any at close of the business combination

2022E Comparable Company Benchmarking Analysis 32 Source: S&P Capital IQ as of May 30 th , 2023 1 NTM defined as 7/1/23 – 6/30/24 estimates 2 NTM defined as 7/1/22 – 6/30/24 for ICI; comparable company GM% are LTM to 3/31/23 Enterprise Value / NTM 1 Revenue Gross Margin 2 Peer Average: 6.9x Peer Average: 62% na 6.7x 13.4x 8.1x 8.1x 7.9x 6.4x 6.1x 5.0x 4.1x 3.5x 69% 82% 72% 70% 66% 60% 61% 59% 58% 35%

Peer Average: 5% Comparable Company Benchmarking Analysis 33 NTM 1 vs LTM 2 Revenue Growth 46% 13% 10% 9% 7% 7% 5% 5% 0% (11%) Source: S&P Capital IQ as of May 30 th , 2023 1 NTM Revenue as 7/1/23 – 6/30/24 estimates 2 LTM Revenue as 4/1/22 – 3/31/23

Appendix

Financial Model Assumptions 35 Included in this Presentation are the Company’s estimates of its financial performance for Next Twelve Months from 1 July 202 3 t o 30 June 2024 (the “ Financial Projections ”), based on information known as of the date of this Presentation. The Financial Projections were prepared by the Company’s man agement as a part of its long - term planning process and to provide current and potential investors with the Company’s expectations of projected financial performance for their use in evaluating the transaction described in this Presentation. The underlying assumptions on which the Financial Projections are based require significant judgment. As a result, there can be no assurance that the Financial Projections will be an accurate prediction of future results. Key estimates and assumptions underlying the Financial Projecti ons include the following: ▪ Revenue Growth: The Company is expected to realize fast - paced, topline growth directly correlated with its planned investment in sales and marketing efforts. The company plans to spend more than a third of the capital it raises on increasing its marketing spend and building out a nation wid e sales force as it concentrates on building out its SaaS - enabled, fixed - mount offerings in the marketplace. A failure to be able to hire, retain and educate its sa lesforce could materially impact growth rates going forward. ▪ Margin Improvement: The Company is forecasting expanded consolidated gross margins on an annual basis. While some of this ben efi t is expected to be realized from a reduction in cost of inputs for its key products, the majority of gross margin expansion is expected to be realized fr om a greater mix of revenue from its newer SaaS offerings, which yield gross margins in excess of pure device sales. ▪ Operating Expenses: The Company generally anticipates benefits of fixed cost leverage on sales over the duration of its forec ast . However, the Company also anticipates material nominal growth in operating expenses, primarily driven by its investment in its sales force, which is ex pec ted to lead to significant growth in employee headcount as well as a normalization of research and development spend as a percentage of revenue over time as compa red to other SaaS businesses. The Company expects the focus of its research and development build out to be on the continued improvement of its proprietary so ftware offerings. The Company believes that its operating history provides a reasonable basis for the estimates and assumptions underlying the Fin ancial Projections. Changes in these estimates or assumptions, including assumptions regarding business development, marketing effectiveness and operational effic ien cy could materially affect the Financial Projections. As of June 2023, the Financial Projections contained herein continue to represent management’s expectations regarding the Com pan y’s expected future financial performance.

Non - GAAP Reconciliation 36 Adjusted EBITDA Reconciliation USD in millions 2019 2020 2021 2022 NTM (E) 1 GAAP net income / (loss) $0.9 $32.5 $2.8 ($13.3) - (+) Interest expense / (income) – 0.4 0.4 0.1 (0.1) (+) Income tax expense / (benefit) – 1.1 1.1 1.2 - (+) Depreciation and amortization (including impairment) 0.1 1.1 0.4 0.6 0.4 EBITDA $1.0 $35.1 $4.7 ($11.4) $0.5 (+) Stock - based compensation – 0.2 1.0 0.6 0.7 (+) One - time transaction costs – – – 0.4 0.8 (+) One - time financial consulting fees – – – 0.4 - Adjusted EBITDA $1.0 $35.3 $5.7 ($10.0) $2.0 1 NTM (E) defined as 7/1/23 to 6/30/24